                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report: May 5, 2000



                            McCLAIN INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


           Michigan                 0-7770              38-1867649
           --------                 ------              ----------
           (State or other          (Commission         (I.R.S. Employer
           Jurisdiction             File Number)        Identification No.)
           of incorporation)



          6200 Elmridge Road
          Sterling Heights, Michigan                        48313
          --------------------------                        -----
          (Address of principal                             (Zip Code)
          Executive offices)


Registrant's telephone number, including area code (810) 264-3611

Total pages: 4

Item 5.  Other Events

         See the press release announcing operating results for the quarter ended March 31, 2000, attached hereto as Exhibit 99.A.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       McCLAIN INDUSTRIES, INC.
                                       (Registrant)


Date:  May 5, 2000                     By:  Mark Mikelait
       -----------------                    ------------------------------
                                            Mark Mikelait
                                            Treasurer